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                                                                 EXHIBIT 10.18
                            THE RAYMOND CORPORATION

                            STOCK OPTION PLAN (1995)

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               Adopted by the Board of Directors on March 4, 1995

                 Approved by the Shareholders on April 29, 1995

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                             THE RAYMOND CORPORATION

                            STOCK OPTION PLAN (1995)

                                TABLE OF CONTENTS

SECTION                                                             PAGE
- -------                                                             ----

 1       Purpose                                                      1

 2       Administration                                               1

 3       Shares Subject to the Plan                                   1

 4       Eligibility and Extent of Participation                      2

 5       Non-qualified and Incentive Options                          2

 6       Option Agreements                                            3

 7       Option Price                                                 4

 8       Exercise of Options                                          4

 9       Transferability of Options                                   5

10       Death, Retirement, and Termination of Employment             5
         or Director Status

11       Cancellation of Options                                      6

12       Amendments, Suspension or Discontinuance                     6

13       Termination                                                  6

14       Stock Appreciation Rights                                    7

15       Withholding                                                  7

16       Director Stock Options                                       8

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                             THE RAYMOND CORPORATION
                            Stock Option Plan (1995)


                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of The Raymond Corporation ("Company") and its stockholders by providing a method whereby directors, officers and other key employees of the Company and its subsidiaries may be encouraged to invest in the Common Stock of the Company and thereby increase their proprietary interest in its business, encourage them to remain in the employ of the Company and increase their personal interest in its continued success and progress.


                                    SECTION 2
                                 ADMINISTRATION

         (a) The Board of Directors shall designate a committee of Directors (hereinafter referred to as the "Committee"), none of whose members shall be eligible to receive options except as specifically authorized under Section 16 of the Plan. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions and supervise the administration of the Plan. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         (b) Subject to any applicable provisions of the ByLaws of the Company, all decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, stockholders, employees and optionees.


                                    SECTION 3
                           SHARES SUBJECT TO THE PLAN

         (a) The shares to be delivered upon exercise of options granted under the Plan shall be available, at the discretion of the Board of Directors, either from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market.

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         (b) Subject to adjustments made pursuant to the provisions of paragraph
(c) of this Section 3, the aggregate number of shares to be delivered upon exercise of all options which may be granted under the Plan shall not exceed 315,000 shares. If an option granted under the Plan shall expire or terminate for any reason, the shares subject to, but not delivered under, such option shall be available for other options to the same person or other persons.

         (c) In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, such adjustment shall be made in the aggregate number of shares which may be purchased under the Plan, the maximum number of shares which may be purchased by any one person under the Plan and the number and option price of shares subject to the outstanding options granted under the Plan as may be determined to be appropriate by the Board of Directors upon recommendation by the Committee.


                                    SECTION 4
                     ELIGIBILITY AND EXTENT OF PARTICIPATION

         Options may be granted only to directors and employees of the Company and its subsidiaries. Except as expressly authorized by Section 16 of the Plan, no grant shall be made to a director who is not an officer or salaried employee. Subject to the limitations of the Plan, the Committee shall, after consultation with management, select the employees to be granted options and determine the time when each option shall be granted and the number of shares subject to each option. More than one Plan option may be granted to the same employee, but the maximum number of shares that can be granted to an individual employee during any given Plan year shall be 50,000 shares.


                                    SECTION 5
                       NON-QUALIFIED AND INCENTIVE OPTIONS

         (a) The Committee shall have authority to grant "Non-qualified Options" for a term not more than ten (10) years from the date of grant. Non-qualified options shall be labeled as such.

         (b) Options granted under the Plan prior to March 1, 2005 may also be Incentive Stock Options as provided by Section 422A of the Internal Revenue Code of 1986, as amended. The terms of each Incentive Stock Option granted under the Plan shall be determined by the Committee consistent with provisions of the Plan, including the following:



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         (i) The purchase price of the stock subject to option shall not be less than the fair market value of the stock on the date the option is granted.

         (ii) Each Incentive Stock Option may be exercised in whole or in part from time to time during such period as the option shall specify, provided that no option shall not be exercisable prior to one (1) year nor after ten (10) years from the date of the grant thereof;

         (iii) The aggregate fair market value (determined as of the date the option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporation) cannot exceed $100,000.

         (iii) The purchase price of the shares with respect to which an Incentive Stock Option is exercised shall be payable in full in cash or, to the extent authorized by the Board of Directors at the time such an option is granted under the Plan (i) in shares of Common Stock of the Company or (ii) in a combination of cash and such shares. The value of any share delivered in payment of the purchase price shall be its fair market value on the date the option is exercised. No fractional shares shall be issued.

         (iv) An Incentive Stock Option or Stock Appreciation Right shall not be assignable or transferable by the employee to whom granted otherwise than by will or by the laws of descent and distribution, and shall be exercisable, during the employee's lifetime, only by the employee.

         (v) No person shall be granted any Incentive Stock Option if at the time of the grant such person owns, directly or indirectly, more than 10% of the total combined voting power of the Company unless the option price is at least 110% of the fair market value of the Common Stock and the exercise period of such Incentive Stock Option is by its terms limited to five (5) years.


                                    SECTION 6
                                OPTION AGREEMENTS

         Each option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Committee and shall be signed by an officer of the Company and the optionee Each option agreement shall specify the period within which the option may be exercised and the time or times within such period that the option may be exercised and the number of


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shares which may be purchased at such time or times. If any option agreement provides for exercise in installments, it shall provide that, unless the option has been canceled on termination of employment by reason of death or otherwise prior to the next succeeding maturity date of an installment, the option shall be exercisable with respect to a proportionate part of such installment based upon the number of days of employment during the period of such installment in relation to the number of days in such period.


                                    SECTION 7
                                  OPTION PRICE

         The price at which shares may be purchased upon exercise of a particular option shall be not less than 100% of the fair market value of such shares at the time such option is granted, as determined by the Committee. For this purpose such fair market value shall be the mean between the bid and asked prices on the "over-the-counter" market of said stock on the date the option is granted, or, if no such bid and asked prices are made on that day, then on the next preceding day on which there were such bid and asked prices.


                                    SECTION 8
                               EXERCISE OF OPTIONS

         (a) Subject to the provisions of the Plan with respect to death, retirement and termination of employment or director status, the period during which each option may be exercised shall be fixed by the Committee at the time such option is granted, but such period in no event shall expire later than ten
(10) years from the date the option is granted.

         (b) Except as provided in Section 16 of the Plan, each option granted under the Plan may be exercised only after one (1) year of continued employment by the Company or its subsidiaries immediately following the date the option is granted and, except in case of death, retirement or termination of employment or director status as hereinafter provided, only during the continuance of the optionee's employment with the Company or one of its subsidiaries. Subject to the foregoing limitations and the terms and conditions of the option agreement and unless canceled prior to exercise, each option shall be exercisable in whole or in part or in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement, but no option may at any time be exercised in part with respect to fewer than fifty (50) shares.



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         (c) Options shall be exercised by written notice to the Company and payment of the option price. No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such laws and regulations as may be deemed by the Committee to be applicable thereto and until payment in full of the option price therefor is received by the Company. In addition to any other method of payment which may be acceptable to the Committee, and notwithstanding any requirement for payment in cash contained in outstanding option agreements, payment may be effected either in whole or in part by the surrender to the Company of outstanding shares of its Common Stock in lieu of cash; and any shares so surrendered shall be valued at the fair market value thereof as determined under Section 7 hereof on the last trading day prior to the date on which such shares are surrendered.

         (d) Shares shall be issued in the name of the optionee. No optionee, or the legal representative, legatee, or distributee of an optionee, shall be deemed to be a holder of any shares subject to such option unless and until the certificate or certificates therefor have been issued.

         (e) Each Stock Option may provide that the optionee shall represent at the time of each exercise of option or stock appreciation right that the shares purchased are being acquired for investment and not with a view to distribution thereof.


                                    SECTION 9
                           TRANSFERABILITY OF OPTIONS

         An option granted under the Plan may not be transferred except by will or the laws of descent and distribution.


                                   SECTION 10
                DEATH, RETIREMENT, AND TERMINATION OF EMPLOYMENT
                               OR DIRECTOR STATUS

         Subject to the condition that no option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement and subject to the Committee's right to cancel any option:

         (a) Upon termination of his employment or director status for any reason other than death, an optionee, may within three (3) months after the date of such termination, purchase any or all of the shares with respect to which such optionee was entitled to exercise such option immediately prior to such termination.


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         (b) Upon the death of any optionee while in active service or within the three-month period referred to in (a) above, the person or persons to whom such optionee's rights under the option are transferred by will or the laws of descent and distribution may, within one (1) year after the date of such optionee's death, purchase any or all of the shares with respect to which such optionee was entitled to exercise such option immediately prior to his death. Notwithstanding the foregoing, if at the date of any optionee while in active service such optionee was entitled to exercise his option in part only, the Committee may, in its sole discretion, permit such person or persons to purchase all or any part of the balance of the shares subject to such option.


                                   SECTION 11
                             CANCELLATION OF OPTIONS

         Except for director stock options granted pursuant to Section 16 hereof the Committee may, in its sole discretion and with or without cause, cancel any option to the extent it has not theretofore been exercised. Such cancellation shall become effective concurrently with the Committee's action.


                                   SECTION 12
                    AMENDMENTS, SUSPENSION OR DISCONTINUANCE

         The Board of Directors may amend, suspend, or discontinue the Plan, but may not without the prior approval of the stockholders, make any amendment which operates (a) to abolish the Committee, change the qualification of its members, or withdraw the administration of the Plan from its supervision, (b) to make any material change in the class of eligible participants as defined in the Plan,
(c) to increase the total number of shares which may be purchased on exercise of options granted under the Plan, (d) to increase the total number of shares which may be purchased by any one participant, (e) to extend the maximum option period, (f) to decrease the minimum option price, or (g) to permit adjustments or reductions of the price at which shares may be purchased under any option granted under the Plan, except in each case as permitted by the provisions of paragraph (c) of Section 3 above, provided that the restriction imposed by this clause (g) shall in no way limit the power to grant more than one option to any individual.

                                   SECTION 13
                                   TERMINATION

         This Plan shall terminate ten (10) years from the date upon which it is adopted by the Board of Directors of The Raymond Corporation.

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                                   SECTION 14
                            STOCK APPRECIATION RIGHTS

         (a) Any Non-qualified Option or Incentive Stock Option granted under the Plan may, at the time of such grant, include a Stock Appreciation Right in the discretion of the Committee. Any such Stock Appreciation Right and the exercise thereof shall be subject to the general provisions of the Plan relating to the underlying option, to the provisions of this Section and to such additional restrictions or conditions as the Committee may impose.

         (b) The Committee may include, in conjunction with the grant of an option, Stock Appreciation Rights covering up to one-half the number of optioned shares specified in the grant. Subject to any restrictions or conditions imposed by the Committee, such rights may be exercised by the optionee as to a number of shares of Common Stock provided in the related option only upon surrender of the exercisable portion of said option with respect to a like number of shares of common stock.

         (c) For each Stock Appreciation Right granted to an optionee, the optionee upon exercise thereof shall receive cash (subject to applicable withholding taxes) in an amount equal to the amount, if any, by which the fair market value at the exercise date of one share of common stock exceeds the option price per share stated in the related underlying option, multiplied by the number of shares covered by the appreciation rights exercised by the optionee. The fair market value of the shares shall be determined as provided in
Section 7 of the Plan.

         (d) The exercise of Stock Appreciation Rights hereunder shall result in a reduction in an equivalent number of optioned shares available for purchase, and to such extent the right to purchase such shares shall be deemed surrendered under the related option.


                                   SECTION 15
                                   WITHHOLDING

         (a) There will be deducted from each distribution of stock and/or cash made under the Plan the amount of tax required by any governmental authority to be withheld.

         (b) The option agreement evidencing any Incentive Stock Option granted under this Plan shall provide that if the optionee makes a disposition within the meaning of Section 425(c) of the Internal Revenue Code and the regulations promulgated thereunder of any share or shares of stock issued to the optionee pursuant to the exercise of the Incentive Stock Option within the two year


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period commencing on the day after the date of grant of such option or within the one year period commencing on the day after the date of transfer of the share or shares to the optionee pursuant to the exercise of such option, the optionee shall within ten (10) days of such disposition notify the Company thereof and immediately deliver to the Company the amount of Federal income tax withholding required by law.


                                   SECTION 16
                             DIRECTOR STOCK OPTIONS

         (a) Each director of the Company who is not otherwise an employee of the Company or any subsidiary shall, on the fourth Wednesday of May following the director's election at the annual meeting of shareholders commencing with May 1995 and on the fourth Wednesday of each May thereafter during such directors term automatically be granted Non-qualified Options to purchase the Company's common stock. The number of shares subject to each such option shall be equal to (i) the average of all compensation paid to non-employee directors, divided by (ii) the fair market value per share of the Company's Common Stock on the date of grant. The average of non-employee directors' compensation shall be determined by dividing the number of non-employee directors eligible for director stock options into the aggregate compensation paid to all non-employee directors during the Company's preceding fiscal year for services rendered to the Company as directors (including any deferred compensation). A director's stock option granted hereunder shall be exercisable on the date of grant.

         (b) Automatic director stock option grants shall only be made if, as of each date of grant, the director (i) is not otherwise an employee of the Company or any subsidiary, (ii) has not been an employee of the Company or any subsidiary for any part of the preceding fiscal year, and (iii) has served on the Board of Directors continuously since the commencement of the director's term.

         (c) Except as expressly provided in this Section 16, director stock options shall be subject to the terms and conditions of Section 5 for Non-qualified Options and in accordance with the Plan.








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